UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2020

CENTRAL FEDERAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-25045	34-1877137
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

7000 N. High Street, Worthington, Ohio	43085	(614) 334-7979
(Address of principal executive offices)	(Zip Code)	(Registrant’s Telephone Number)

(former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CFBK	The NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 26, 2020, Central Federal Corporation (the “Company”) filed with the Delaware Secretary of State a Certificate of Amendment to the Certificate of Designations (the “Certificate of Amendment”) of the non-voting convertible perpetual preferred stock, series C, par value $0.01 per share, of the Company (the “Series C Preferred Stock”) to increase the authorized number of Series C Preferred Stock from 12,337 shares to 12,607 shares.  A copy of the Certificate of Amendment is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

The Certificate of Designations of the Series C Preferred Stock was filed by the Company with the Delaware Secretary of State on October 29, 2019 in connection with the Company’s private placement of 849,615 shares of the Company’s Common Stock and 12,337 shares of Series C Preferred Stock pursuant to a Securities Purchase Agreement dated October 25, 2019, among the Company, Castle Creek Capital Partners VII, L.P. (“Castle Creek”) and certain other accredited investors party thereto.   The increase in the authorized number of shares of Series C Preferred Stock pursuant to the Certificate of Amendment was authorized and approved by the Company’s Board of Directors to provide for an exchange of 27,000 of the shares of Common Stock purchased by Castle Creek in the Private Placement for 270 shares of Series C Preferred Stock (at the Series C Preferred Stock’s current conversion ratio of 100 shares of Common Stock for each share of Series C Preferred Stock) to accommodate and facilitate the Company’s stock repurchase program previously announced on March 13, 2020.

Item 9.01.  Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits

3.1Certificate of Amendment to Certificate of Designations of Series C Convertible Perpetual Preferred Stock filed with the Delaware Secretary of State on March 26, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Federal Corporation

Date: March 30, 2020	By:	/s/ John W. Helmsdoerfer
John W. Helmsdoerfer, CPA
Treasurer and Chief Financial Officer